UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2006

RALCORP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Missouri	1-12619	43-1766315
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Market Street, Suite 2900 Saint Louis, MO	63101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-877-7000

___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 19, 2006, Ralcorp Holdings, Inc. (“Ralcorp”) amended its Receivables Purchase Agreement dated September 25, 2001 by and among Ralcorp; Ralcorp Receivables Corporation, a Nevada corporation; Falcon Asset Securitization Company LLC, a Delaware limited liability company formerly known as Falcon Asset Securitization Corporation; and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), individually and as agent. The Amendment extends the termination date one year to October 18, 2007 and allows for the sale of receivables owing from entities in Canada. A copy of the Amendment is attached hereto as Exhibit 10.1; the contents thereof are incorporated herein by reference.

Item 9.01	Exhibits.

Exhibit 10.1	Amendment No. 6 to Receivables Purchase Agreement dated October 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                              RALCORP HOLDINGS, INC.
                                                                                                              (Registrant)

Date: October 25, 2006	By:/s/ T. G. Granneman
T. G. Granneman
Duly Authorized Signatory and
Chief Accounting Officer

EXHIBITS

 EXHIBIT
NUMBER                                                     DESCRIPTION

10.1	Amendment No. 6 to Receivables Purchase Agreement dated October 19, 2006.